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                                   PROFUNDS VP

                         Supplement dated March 1, 2003
                to the PROFUNDS VP Prospectus dated May 1, 2002,

This supplement to the prospectus should be read in conjunction with the separate account's prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference.

The following information supplements and amends the Prospectus, as indicated:

Effective May 1, 2003, pursuant to a vote of the Trust's Board of Trustees, the name of the ProFund VP Bull Plus will change to ProFund VP UltraBull to reflect a change in its investment objective.

Effective on that date, the new objective of the ProFund VP Ultra Bull will be as follows:

.. ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index.

The change of investment objective will increase the potential volatility of the ProFund VP, as well as the potential for gain and loss. If the ProFund VP UltraBull is successful in meeting its objective, it should gain approximately two times as much, on a percentage basis, as the S&P 500 Index, before fees and expenses, when the prices of the securities in the S&P 500 index rise on a given day. Likewise, it should lose approximately two times as much, on a percentage basis, when the Index declines on a given day.

Investors should retain this supplement for future reference.